EXHIBIT 4.10

FORM OF STOCK CERTIFICATE FOR COMMON STOCK

NUMBER	SHARES

COMMON STOCK	UAP HOLDING CORP	COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS IS TO CERTIFY THAT                                                                                                                            is the owner of

                                                                                                                                                                                         FULLY PAID AND

NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 of

UAP HOLDING CORP.

transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. The certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Corporation and all amendments thereto to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES, LLC

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

UAP HOLDING CORP.

CORPORATE SEAL

SIGNATURE	SIGNATURE

The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT – Custodian (Minor)
TEN ENT	–	as tenants by the entireties	under Uniform Gifts to Minors Act (State)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT – Custodian (Minor) under Uniform Transfer to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

                                                                                                                                                        Shares

of the Common Stock represented by the within Certificate, and hereby irrevocably constitute and appoint

                                                                                                                                            Attorney to transfer the

said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE IF A REPLACEMENT CERTIFICATE.